© 2025 Workhorse Group Inc. – Confidential and Proprietary | 1 Post Merger Company Overview & Update March 2026 © Copyright 2026 Workhorse. Confidential & Proprietary | 2 © Copyright 2026 Workhorse. Confidential & Proprietary | 2 Modernizing Commercial Trucking The $23 billion1 medium-duty commercial truck market is ripe for disruption, as it has yet to broadly adopt game-changing advancements that have been proven in the passenger car market. Most commercial fleets still run legacy ICE platforms - unconnected, expensive to maintain, and increasingly out of step with what operators and regulators demand. Born from the merger of Motiv Electric Trucks and Workhorse, the "new" Workhorse brings 20+ years of combined operating experience, $860M in previously invested capital, 1,100 trucks deployed across some of North America's largest fleets and 20 million miles of real-world deliveries and data. Workhorse trucks: built for today's needs; engineered for tomorrow's possibilities 1 Represents 2025 annual forecast of registrations as of April 2024 per S&P Global Mobility for NTEA US Commercial Vehicle Market Report, multiplied by an assumed $100,000 value per truck © Copyright 2026 Workhorse. Confidential & Proprietary | 3 $85M New Capital Infusion ~1,000 Cumulative Vehicles Delivered(2) Why Partner with Workhorse? 1 2 4 5 (1) Represents 2025 annual forecast of registrations as of April 2024 per S&P Global Mobility for NTEA US Commercial Vehicle Market Report, multiplied by an assumed $100,000 value per truck (2) Company data (3) Based on 2023 full year operations of W750 trucks at Stables by Workhorse, which operates FedEx ISP Fleet 3 20M+ Cumulative Real-World Miles Driven(3) $50M In New Debt Financing Related to Merger 1,100+ Cumulative Vehicles Delivered(2) Market Leader in Attractive $23B+ Medium-Duty Market(1) Trusted by 10 of North America's largest fleets with 1,100+ vehicles deployed and a growing purchase order backlog. (2) High Quality Products with Demonstrated Cost Savings More integrated, connected, and driver-friendly, with real-world fleet data from Stables by Workhorse, a FedEx Delivery Contractor operation, demonstrating superior operating cost and maintenance advantages vs. ICE.2 Proven Leadership + Ready-to-Scale Operations Our commercial-scale Union City, Indiana production facilities will support our multi-year growth ambition with minimal additional CapEx, led by a management team with deep experience across Ford, Zipcar, XOS, and Ryder. 20+ Years of Operating Experience $860 Million of Total Historical Invested Capital Capital-Efficient Product Roadmap to Drive Continued Growth and Market Leadership Leveraging 20+ years of combined operating experience, IP development & $860 million of previously invested capital to develop our seventh-generation electric powertrain and an expanded product lineup. Positioned for Significant Future Cash Flow Expected cash flow positive at approximately 2,500 vehicles/year, requiring less than 1% of the target market. © Copyright 2026 Workhorse. Confidential & Proprietary | 4 Strategic Merger Creates Four Distinct Value Drivers Merger with Motiv Electric Trucks completed December 2025 Combined Scale to Drive Share Gains with Largest Fleets • 1,100 medium duty trucks and buses; 20 million miles driven • Leading position in medium-duty truck market • Already trusted by 10 of North America's largest fleets • Well-positioned to capture share of $23 billion market1 Enhanced Medium-Duty Portfolio Win on TCO Today; Compete on Price Tomorrow Strengthened Financial Position & Operational Efficiency • $50M in new debt financing from December 2025 merger • Existing capacity at plant can support our multi-year growth ambition with minimal additional CapEx • Anticipated Cash Flow Positive at ~2,500 vehicles/year (<1% market)4 • Margin expansion potential: volume leverage + supply chain synergies • Robust lineup of trucks, shuttles & buses across key applications • Path to Class 5/6 cab chassis; expanding TAM • 95% uptime3; leading telematics and data integration • Medium duty remains sweet spot for electrification based on range, charging, duty cycle and Total Cost of Ownership (TCO) advantage • Demonstrated current 64% lower operating cost versus ICE vehicles2 • Pathway to lowest-cost production via commonized hardware/software, strategic use of supply chain and modular building block architecture to reduce unit costs to close purchase price gap with ICE. 1 Represents 2025 annual forecast of registrations as of April 2024 per S&P Global Mobility for NTEA US Commercial Vehicle Market Report, multiplied by an assumed $100,000 value per truck 2 Based on 2023 full year operations of W750 trucks at Stables by Workhorse, which operates FedEx ISP Fleet 3 Workhorse vehicle data snapshot: 87 vehicles, 510,000 miles from Oct 2023-Jan 2026 4 S&P Global Data

1 WORKHORSE™ Market Leader in Attractive Medium-Duty Market

A $23 Billion Market Seeking Modernization

Attractive Market Dynamics

- **Medium Duty is Class of Choice:** for commercial and SLED (State gov, Local gov, EDucation) fleets who are seeking payload advantage over light duty without needing a Commercial Driver's License (CDL) for heavy duty.
- **Larger Fleet Customers with Stable Rebuy Cycles:** Customer base is 100% B2B with ~10% annual fleet refresh rates.
- **Low Competitive Intensity:** Legacy MD OEMs are moving slowly, facing 'innovator's dilemma' and have difficulty adapting existing designs and models to meet modern fleet needs.

Already Trusted by 10 of the Largest Medium Duty Fleets in North America

EVs are well-suited for Medium Duty market, offering cost savings, operational efficiencies *and* public benefit

Today's EV technology is operationally ready for MD fleets	**Routes are predictable and within range,** return-to-depot, and <150 miles/day	**Cost efficient, off-peak, depot-based vehicle charging** doesn't require public infrastructure	**Meets most MD fleet payload requirements** vs. light-duty which often has insufficient payload	**Significantly lower operational and maintenance costs** due to fewer replacement parts to stock	**Disproportionate public benefit:** MD trucks comprise 10% of vehicles on the road, but create almost 30% of all transportation-related emissions, 45% of nitrogen oxide emissions, and more than half of fine particulate matter emissions[1]

1 Company analysis, CALSTART Report: ZEROING IN ON ZERO-EMISSION TRUCKS Market Update | May 2024 https://calstart.org/zio-zets/.

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2 WORKHORSE™ Best-in-Class Product

The Best Medium Duty Trucks

- ✓ Developed with 20+ years of combined operating experience and data from 1,100 trucks on the road that have travelled over 20 million miles
- ✓ Demonstrated 64% cost savings on fuel and maintenance vs ICE (derived from real-world comparisons of Workhorse Stables FedEx ISP mixed EV/ICE fleet)[1]
- ✓ Software-first design with over-the-air updates and embedded telematics enables continuously improving performance and helps fleet managers optimize productivity and plan preventative maintenance
- ✓ Better ergonomics and driver experience reduce churn and lower insurance costs
- ✓ Zero tailpipe emissions and pollution help customers achieve voluntary and regulatory environmental & sustainability requirements

Built on 20 Million Miles of Real-World Data

1 Based on three years of real-world data from Stables by Workhorse, which operates FedEx ISP Fleet delivering 550,000 packages/year



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3 WORKHORSE™ Ready-to-Scale Operations + Proven Leadership

Experienced and Proven Executive Leadership



Scott Griffith
Chief Executive Officer
- 30 years industry experience
- CEO, **Ford Autonomous**
- **EVGo** Board Member
- CEO, **Zipcar**
- Founder of multiple auto and technology startups
- Executive-in-Residence at **General Catalyst Partners**



James Griffin
Chief Revenue Officer
- 30 years industry experience
- Head of Fleet Electrification NA, **ChargePoint**
- VP Sales, **MHC Truck Leasing**
- National Sales Account Manager, **PACCAR**
- National Sales Account Manager, **Ryder Transportation**



Scott Zion
Chief Product Officer
- 36 years industry experience
- CPO, **Bollinger Motors**
- Head of Engineering, **XOS Trucks**
- GM and Chief Engineer ZEV, **Hino Motors**
- MRAP Chief Engineer, **Navistar Defense**
- Director, Chassis Engineering, **Ford Motor Co.**



Josh Anderson
Executive VP, Operations
- 25 years industry experience
- President, **RexRover Truck**
- President, **Desch Systems Consultants**
- CTO, **DesignLine Bus and TransTeq Bus**
- 12 US vehicle patents



Bob Ginnan
Chief Financial Officer
- 40 years finance experience
- CEO, **Family RV Group**
- CFO, **The Oneida Group**
- EVP, Treasurer & CFO, **Taylor Communications**



Helen Watson
VP Human Resources
- 35 years industry experience
- VP, **Bollinger Motors**
- Director, **Lordstown Motors**
- Director, **Mahindra**
- Leader at various auto and EV companies

© Copyright 2026 Workhorse. Confidential & Proprietary | 7



3 WORKHORSE™ Ready-to-Scale Operations + Proven Leadership

World-Class Manufacturing in America's Heartland

Existing site in Union City, Indiana has capacity to meet 5-year growth plan with minimal additional CapEx

By the Numbers

- Commercial-scale plant with sufficient capacity to support our multi-year growth ambition with minimal additional CapEx.
- ~100 Acres
- 436,000 sq. ft. (interior), including production, logistics, customer training center
- 198,000 sq. ft. (exterior), finished vehicle storage

Features

- Lean manufacturing focus with local materials support and secondary warehousing on site
- Vehicle end-of-line dynamometer validation
- NVH test track (noise, vibration, harshness)
- Water test station
- Commercial truck paint booth
- Networked, real-time inventory tracking coordinated with production line requirements
- Computer vision production quality inspection
- Lineside fully fixtured subassembly stations
- Body panel lifts, doors, windows

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4 WORKHORSE™ Positioned for Future Cash Flow

Positioned for Significant Future Cash Flow Generation



Our business model projects cash flow break-even at approximately 2,500 vehicles/year, or <1% of our target market. Existing plant capacity supports our multi-year growth ambition with minimal additional CapEx.



Our planned R&D investment in 2026-2027 adds new products, with maximum shared architecture, is expected to deliver new revenue streams while also driving down the cost of vehicles, unlocking margin improvement and price flexibility.



Our 20+-years of combined experience and capital-efficient growth plan maximizes speed to market and return on investment. New investors also benefit from $860M in previously invested capital.

© Copyright 2026 Workhorse. Confidential & Proprietary | 9

5 WORKHORSE™

A Capital Efficient Product Roadmap* that Will Drive Continued Growth & Market Leadership

Modular "Building-block" Approach:
Includes common set of scalable, interchangeable sub-systems, to rapidly create new vehicle configurations without expanding engineering complexity.

Software-Defined Vehicle:
A digital architecture that evolves in real time—using over-the-air updates to unlock new capabilities, optimize performance, and continually improve fleet safety and uptime.

Proprietary SmartHub:
Proprietary circuit boards and full stack software create a modular, deeply integrated electrical subsystem that replaces wires with circuit boards.

Intelligent Connectivity:
Every truck continuously captures & transmits real-time performance, event, and system-response data to cloud-based fleet and warranty systems. This enhances uptime, drives predictive insights, and optimizes total fleet performance.

Advanced Safety Features:
Advanced, integrated driver assistance systems continuously monitor and support safe operation across all vehicle platforms, helping prevent incidents, reduce claims, and optimize fleet safety performance.

We are designing our products to be fully integrated, data-driven, and continuously improving platforms acting as nodes in an intelligent network, enhancing truck and fleet performance and delivering increased up-time, lower TCO and improved safety and flexibility across every customer need.

* Represents Workhorse goals for product development through 2029 and is subject to change. Product development goals represent forward-looking statements.

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WORKHORSE™

Transforming The $23 Billion Commercial Trucking Market

FROM	TO
Hardware oriented	Software-defined
Vehicle designs updated every 3-5 years	Vehicles receive real-time over the air updates
Highly polluting & CO_2 emitting	Zero tailpipe emissions and pollution
"Dumb" (unconnected, low compute power) trucks	Smart, connected trucks
High cost of frequent ongoing maintenance	Low cost of infrequent ongoing maintenance
High and volatile fuel costs	Low and predictable cost of electricity
Difficult to add advanced new features	Designed to easily add new features
Little attention to driver experience	Ergonomically-designed, quieter & easier to drive
Build to dealer inventory	Build to order
Substantial spare parts inventory needed	Standardized components reduce spare parts inventory
Trucks are depreciating, stand-alone assets	Trucks are always-improving, vital nodes in a smart network
High volume production needed for breakeven	Low volume production needed for breakeven

Workhorse doesn't just make electric trucks. We make **Better Trucks**.

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WORKHORSE™

The future of medium duty commercial trucking is **integrated, intelligent** and **evolving**!

Workhorse is the established, experienced player and we intend to accelerate the transition to this exciting future by making adoption of Workhorse trucks **simple, strategic and cost effective** for our customers.

Workhorse has a **proven platform** with a clear line of sight to **scale**, **profitability**, and meaningful **sustainability** impact.

© Copyright 2026 Workhorse. Confidential & Proprietary | 13 Disclaimers and Forward Looking Statements This communication contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this communication, including, among other things, future events, plans and anticipated results of operations, business strategies, future financial and operating results, and other aspects of either company’s operations or operating results are forward-looking statements. Some of these statements may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”. The absence of such words does not mean the statement is not a forward-looking statement. Forward-looking statements are based on the opinions and estimates of management of Workhorse as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Some factors that could cause actual results to differ include Workhorse’s ability to achieve the expected synergies and/or efficiencies from the transactions described herein; the possibility that operating costs and business disruptions may be greater than expected; the risk that the price of the Company’s securities may be volatile due to a variety of factors; changes in laws, regulations, technologies, the global supply chain, and macro-economic and social environments affecting Workhorse’s business; and Workhorse’s ability to maintain compliance with Nasdaq rules and otherwise maintain Workhorse’s listing of securities on Nasdaq. Additional information on these and other factors that may cause actual results and Workhorse’s performance to differ materially is included in Workhorse’s reports filed with the SEC, including, but not limited to, Workhorse’s Annual Report on Form 10-K for the year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, Workhorse’s subsequent Quarterly Reports on Form 10-Q and the risk factors contained in the Definitive Proxy Statement on Schedule 14A filed with the SEC on October 8, 2025. Copies of Workhorse’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Workhorse. Should one or more of these risks or uncertainties materialize, or should any of Workhorse’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Workhorse undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This communication does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. The information contained in this communication has been prepared to assist financial analysts in making their own evaluation of Workhorse Group Inc. None of Workhorse or its affiliates has authorized anyone to provide interested parties with additional or different information. The information contained herein does not purport to be all- inclusive or contain all of the information that may be required to make a full analysis of Workhorse.